Prospectus Supplement	February 1, 2016

George Putnam Balanced Fund
Prospectus dated November 30, 2015

The sub-section Your fund’s management in the section Fund summary and the sub-section The fund’s investment manager in the section Who oversees and manages the fund? are supplemented to reflect that the fund’s portfolio managers are now Aaron Cooper and Paul Scanlon.

Mr. Scanlon, who joined the fund in January 2016, has been employed by Putnam Management since 1999 and over the past five years has been employed as Co-Head of Fixed Income and Team Leader, U.S. High Yield.

Additional information regarding the portfolio managers, including their business experience during the last five years, is set forth in the prospectus.

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the fund.

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Statement of Additional Information Supplement	February 1, 2016

George Putnam Balanced Fund
Statement of Additional Information dated November 30, 2015

The sub-sections Other accounts managed and Ownership of securities in the PORTFOLIO MANAGERS section are supplemented to reflect that the fund’s portfolio managers are now Aaron Cooper and Paul Scanlon. These sub-sections are also supplemented with regards solely to Mr. Scanlon as follows:

Other accounts managed

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s portfolio manager managed as of December 31, 2015. The other accounts may include accounts for which the individual was not designated as a portfolio manager. Unless noted, none of the other accounts pays a fee based on the account's performance.

Other accounts (including
separate accounts, managed
			Other accounts that pool		account programs and
Portfolio	Other SEC-registered open-		assets from more than one		single-sponsor defined
manager	end and closed-end funds		client		contribution plan offerings)

	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets

Paul Scanlon	26*	$11,426,300,000	29**	$3,932,300,000	15	$6,414,200,000

* 4 accounts, with total assets of $1,663,900,000, pay an advisory fee based on account performance.
** 1 account, with total assets of $97,700,000, pays an advisory fee based on account performance.

Ownership of securities

The dollar range of shares of the fund owned by the portfolio manager as of December 31, 2015, including investments by immediate family members and amounts invested through retirement and deferred compensation plans, was as follows:

Portfolio manager	Dollar range of shares owned

Paul Scanlon	$0

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